Exhibit 99.1 ENERGY FOCUS, INC. NOVEMBER 14, 2016 The following are prepared remarks by James Tu, Chief Executive Officer and President, and Michael H. Port, Interim Chief Financial Officer of Energy Focus, Inc. from the Third Quarter 2016 earnings conference call held with investors on November 14, 2016 at 11am ET. Michael Port, Interim Chief Financial Officer: Thank you Operator and good morning to everyone. Thank you for joining us for Energy Focus’ third quarter 2016 earnings conference call. Today, James Tu, our Chief Executive Officer and President, and I will report on our results for the quarter. The news release and our quarterly report filed on Form 10-Q have been posted to our website under the Investors section. As a reminder, today’s discussion will include forward-looking statements, including predictions, expectations, estimates or other information that might be considered forward- looking. These forward-looking statements are subject to numerous risks and uncertainties. We encourage you to review our most recent filings with the Securities and Exchange Commission including our 10-K and 10-Q’s for a complete discussion of these factors and other risks that may affect our future results or the market price of our stock. We are not obligating ourselves to publicly release any revisions to these forward-looking statements in light of new information or future events. Now I'd like to turn the call over to James. James Tu, Chief Executive Officer and President: Thanks Michael and good morning everyone. I’d like to open up my 3rd quarter commentary today by thanking everyone for their flexibility and understanding of our decision to postpone the earnings release and earnings call originally scheduled for November 3rd. As we said in the press release, due to the very recent issue associated with a higher than normal failure rate of our commercial Intellitube® in limited installations, we did not have enough time before the previously scheduled call to fully assess the adequacy of our financial statement disclosures or warranty reserve as of September 30. And as we laid out in the press release today, we have successfully reached a resolution and the additional accrual associated with the failures is approximately $70,000, or less than 1% of our third quarter sales. With truly inspiring teamwork our employees have demonstrated that, within a short period of time, we were able to provide dedicated customer service and identify the root cause of the issue to finish development of Intellitube® 1.1, or IT1.1, which is our further evolved version of the commercial Intellitube® that addresses the failure issues occurring with certain ballasts and installation methods. At this point we’re planning to start delivering IT 1.1 in mid-December to address these warranty issues and fulfill Intellitube® demand for new projects. I do want to point out that despite the recent incident, our commercial Intellitube® failure rate remains far lower than the industry average of around 3%, according to the recent survey by Facility Executive magazine, and we believe that with the strengthened design in IT1.1 we are on track to bring the failure rate of the Intellitube® back to the level we’ve experienced historically for our commercial products, which is less than 0.2%. In other words, our historical product failure rate at less than 0.2% is approximately one-fifteenth of the industry average, demonstrating the superior quality and proven track record of our technology. Now, I’d like to share with you the highlights of our 3rd quarter 2016 results, which showed some improvement in the financials over the 2nd quarter and clear progress in our plan to stabilize our business with the military and to continue penetrating into the nascent commercial markets with our exceptional LED lighting products. Our sales came in around $8.3 mm, which was within the guided range we had provided. As we expected, our military sales continued to stabilize over the previous two quarters, and our 3rd quarter commercial sales grew 8% over the same quarter in 2015, and year-to-date commercial sales grew approximately 60% over the same period last year. The sales came at the low end of the guided range, and certainly no one, especially our leadership team, and myself, is satisfied with our sales at this level, and we are committed to bringing in the right people and executing our plans to maintain sustainable military sales levels and accelerate our commercial top-line growth. As we have mentioned in the recent press releases and investor calls, we have been making significant changes to our leadership team and establishing stronger sales and marketing organizations to best position us to take advantage of our ongoing business development opportunities and new opportunities that we have been seeing in the marketplace. As we target major public and private organizations, our sales lead times are typically long, ranging from three months to well over a year, and therefore we have not seen significant improvement yet on our commercial sales in the third quarter. That said, our sales opportunity pipelines have started to grow over the past few months and we are looking forward to accelerated growth over our 2016 sales levels in 2017. Over the past few months, we have also been undertaking a sales force transformation to enhance our focus and capability to communicate to our customers and prospects the unique value proposition Energy Focus offers instead of commodity selling that dwells purely upon product prices. We have refocused our sales team into a leaner structure with plans to recruit account executives with specific energy, lighting or technology solutions sales experience to ensure we provide the highest quality of education and service to our customers. In addition, we made tremendous and exciting strides in strengthening our marketing operations and focusing our brand messages in every aspect. We have developed and will continue to develop marketing campaigns based on our high quality, higher performance and flicker-free product differentiation that emphasizes the triple-bottom line impact. Our products allow our clients to achieve better long-term ROIs and maximize the reduction of their carbon footprint through lighting, while also facilitating a healthier and more comfortable environment for their employees, customers, students or patients. And as we indicated in today’s earnings release, we continued to deepen our penetration on select vertical markets. In addition to continuing the deliveries to our existing clients, which now include 49 government agencies and municipalities, 19 healthcare institutions, 19 colleges and universities, 101 school districts and 175 various commercial and industrial clients, the most exciting new win came from our healthcare team. After multiple months of educating and working with various leaders and staff at a globally renowned medical research and hospital group based in Minnesota, Energy Focus has been chosen to retrofit the group’s hospitals and office buildings. We expect to receive initial sales orders from this new client later this quarter or early first quarter 2017. We look forward to becoming their LED lighting partner as we have with our Northeast Ohio-based hospital client, where we continue to expand sales opportunities to additional product categories outside of tubular LEDs.

With these key wins and increasing sales pipeline momentum we’re experiencing in healthcare, which not only operates long hours and thus demands more rigorous performance and quality on LED products, but also values our flicker-free lighting from human health perspectives, we are also seeing our average sales lead times in the healthcare industry shorten, and we are expanding our investment in marketing and sales efforts for this particular vertical to further cement and leverage our leadership in the vertical to drive new account wins and sales growth. The other aspect of our operation that is key to our future growth is product development. During the quarter our new 2-ft military Intellitube® fixtures were approved for use in newly constructed U.S. Navy ships, making Energy Focus the first lighting company the Navy has approved to supply new lighting fixtures in 70 years. We have submitted our first bids for new ship constructions and we will update with you the status of the projects as they progress. We will also be poised to pursue any expanded Navy fleet opportunities that arise under the Trump administration, as we very much look forward to participating in the lighting of new Navy ships in the years to come. During the quarter, we also formally launched 3 additional new commercial product series that include our 500D products, with 150 lumens per watt efficiency that could save approximately 60% to 75% of the energy used today by fluorescents. We also launched our T5 LED replacement tube series that now completes our tube offerings for all dimensions of fluorescent sockets. We also introduced our tube-based troffer that provides a fixture option for our clients that choose to replace existing fluorescent fixtures without losing the flexibility to economically upgrade to the next generation LED lighting in a few years by keeping the troffer while replacing the LED tubes. At this point we are well on track to complete our initial product portfolio for commercial interior and exterior retrofits by the end of this year so we would be able to provide a full line of lighting products for our clients. The broader portfolio of products will also expand our sales opportunities on a per-client and per-project basis, and could make significant contributions to our sales growth in 2017 and beyond.

I’d also like to highlight the development of our training programs which are critical for us to ensure our staff are well prepared to be the best in their fields and to represent Energy Focus in the most professional and informed manner. Under our newly created corporate training department, we have established Energy Focus University, encompassing training programs and modules on new employee orientation and training, technical education, legal and business compliance and ethics, and leadership development. Again, we believe that Energy Focus is setting the gold standards of the LED lighting industry not only in product quality and performance but also in advocacy and service, and such powerful and impactful human interactions could only materialize if our employee partners receive top level training. Therefore, we plan to continue to expand and update our training programs offered to both Energy Focus staff and our channel partners. For fourth quarter 2016, we are projecting similar sales level to that of the third quarter. We expect gross margin to be in the proximity of the third quarter level as well. While some continuing organizational expansion is necessary with the multiple large opportunities we are pursuing or planning to pursue, we have been implementing plans to contain costs primarily by slowing down new hires and controlling expenses. We plan to continue to hold our overhead expenses down or expand the cost control measures further depending on the timing and the pace of our sales growth over the next few quarters to minimize short-term cash burns before we reach breakeven. We certainly do not see any limitation on our market potential as the enterprise LED lighting market continues to warm up and the adoption rate is likely to accelerate. Yet we also believe that prudent, cost effective operations will lead to more sustainable and optimal long-term growth. Lastly, despite of the potential threat of less friendly policies towards clean energy technologies and products under the Trump administration, we do not anticipate much adverse impact on our business or our particular market. LED lighting today isn’t directly subsidized by the government and rebates offered by utilities usually favor full fixtures instead of the tubes and lamps that Energy Focus primarily sells. Should there be reduction of rebates due to less stringent carbon emission regulation on utilities under the new administration, our products would likely gain competitive cost advantage against much more expensive full fixtures particularly in the retrofit markets where budgets are more constrained. Most importantly, payback for our products in most of the projects our clients and prospects are working on today is already within 2-3 years without any rebate, and the economics are only getting better as the efficiency and intelligence of LED lighting continues to follow the law of exponential growth. We are optimistic that with our direct, vertical-focused sales and marketing strategy, we are on the path to create valuable brand trust and leverage on the multiplier effect from our growing number of success stories and enthusiastic client references within particular verticals to capture multitudes of opportunities as LED adoption takes off. Now I’ll turn the call over back to Michael to elaborate on the financials of the quarter. Michael Port, Interim Chief Financial Officer: Thank you James. Before I discuss our third quarter results I wanted to provide an update with respect to our discussion during our second quarter Earnings Call regarding the fact that certain shipments prior to the third quarter of 2016 did not comply with our process to assemble finished products in accordance with the applicable standard for those orders. I’m pleased to report that as of September 30, we have resolved the issue with all the affected customers and there were no related material adjustments during the third quarter. As we previously discussed, we’ve implemented improvements to our sales, supply chain and manufacturing processes and enhanced communications with our customers regarding their purchasing requirements and have implemented internal processes to ensure that our inventory fulfillment is in line with those needs. Turning my attention to the third quarter of 2016, net sales were $8.3 million, down 55% compared to the third quarter of 2015. Net sales of our military maritime products decreased $10.2 million, or 69%, compared to the prior year’s third quarter, while our commercial products sales increased 8% from the prior year’s third quarter as we continue our efforts to diversify and expand our commercial markets. For the quarter, commercial products sales comprised 44% of net sales, while military maritime products sales represented 56% of net sales. Based on this product mix, our third quarter 2016 gross margins were 37.3%; a decline of 12.5 points from the third quarter of 2015 when military maritime product sales represented 81% of our net sales. As we’ve indicated previously, the decline in gross margin percentage from the levels we saw in 2015 is expected as our commercial products become a bigger part of our net sales.

Total operating expenses of $6.2 million increased by $843 thousand from the prior year’s third quarter; due to higher SG&A expense, principally related to investments in our sales and marketing efforts, product development and the Company’s transformation efforts James just discussed. Our third quarter 2016 employee related expenses of salaries and related benefits, severance and related benefits, recruiting and relocation expenses and stock based compensation increased by $240 thousand, $352 thousand, $240 thousand and $118 thousand, respectively when compared to the third quarter of 2015. Additionally, sales commissions increased approximately $334 thousand compared to the prior year’s third quarter as we changed our selling relationship for our military maritime products for the U.S. Navy effective October 1, 2015. Under this new relationship, we began using an outside sales representative who earns a commission on these sales, rather than purchasing them at distributor pricing. Partially offsetting these increased expenses was a decrease in consulting expenses of $661 thousand during the third quarter of 2016 compared to the third quarter of 2015. At the end of the third quarter 2016, we had about 45 sales, marketing and sales support personnel, which is an increase of 5 since the beginning of the year. This compares to about 30 at the end of the third quarter of 2015. At the end of September, we had about 130 full-time employees worldwide, which is an increase of approximately 10 since the beginning of the year. The number of full-time personnel is expected to increase by about 5 during the fourth quarter as we continue our investment in our sales and marketing efforts. Due to the operating loss incurred in the quarter and after the application of the annual limitation under Section 382 of the Internal Revenue code, we recorded no provision for U.S. federal income taxes and have a full valuation allowance recorded against our deferred tax assets. The net loss for the quarter was $3.2 million, or 27 cents per share, compared to net income of $4.3 million or 40 cents per share in the prior year’s third quarter. Net sales for the nine months ended September 2016 of $23.8 million, decreased 50% from the prior year’s first nine months. While sales of our commercial products increased 59% from the prior year, our military maritime products sales decreased 69%. The gross margin for the first nine months of 2016 was 36.7% of net sales compared with 46.1% in the same period of the prior year with the decrease being primarily attributable to a change in product mix between commercial and military maritime products sales. The net loss for the first nine months of 2016 was $9.1 million, or 78 cents per share, compared to net income of $7.5 million, or 72 cents per share in the prior year. In regard to the balance sheet, cash decreased $5.8 million during the third quarter to $19.6 million at September 30. The decrease was due primarily to the net loss of $3.2 million and approximately $3.9 million in accounts payable, principally related to payments for inventory purchases, the majority of which was received during the latter half of the second quarter. Based on our current inventory purchasing forecasts, we expect our cash payments related to inventory purchases to be lower than the third quarter. Our inventory balance at September 30, was $14.0 million, a $577 thousand decrease from June 30 and we don’t expect inventory levels to rise much if at all during the fourth quarter, but that is dependent upon sales levels as the majority of inventory has long lead times and most of the purchasing of these items has already taken place for the quarter. Our accounts receivable balance was $5.1 million at September 30, 2016 compared to $5.2 million at the end of the second quarter. Our days sales outstanding was approximately 35 at September 30th which is consistent with prior quarters during the year. As we’ve indicated in prior quarterly calls we expected our operating expenses to grow as we invest in our sales, marketing and product development infrastructures and strengthen our management team to facilitate our efforts to grow our commercial product sales. As a result of these investments, we saw a $1.3 million increase in operating expenses from the first to second quarter of 2016, however we experienced an overall decrease in operating expenses from the second to third quarter of $212 thousand. In the near-term we expect our operating expenses to approximate our third quarter spending. End of prepared remarks